                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

               Northland Cable Properties Six Limited Partnership
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

August 29, 2001


Re:  NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP ("NCP-SIX")

Dear Limited Partner:

Enclosed please find a copy of proxy correspondence sent to all limited partners of NCP-Six. The information being distributed includes the enclosed proxy statement which describes two proposals for your consideration.

PLEASE READ THE PROXY STATEMENT CLOSELY WHEN DECIDING HOW TO VOTE ON THE TWO PROPOSALS FOUND IN THE ENCLOSED PROXY CARD. YOU CAN ALSO REVIEW A COPY OF THE PROXY STATEMENT AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE WITHOUT CHARGE AT WWW.SEC.GOV.

PLEASE ALSO SIGN AND DELIVER YOUR VOTE ON THE ENCLOSED GREEN COLORED PROXY CARD AS SOON AS POSSIBLE, BUT BY NO LATER THAN SEPTEMBER 26, 2001. A SELF-ADDRESSED, STAMPED ENVELOPE HAS BEEN PROVIDED FOR YOUR CONVENIENCE.

The enclosed proxy is being solicited by the managing general partner of NCP-Six. The managing general partner's ownership interest in NCP-Six has remained the same since the day NCP-Six was formed and is set forth in the proxy statement under the section titled Information About NCP-Six - Beneficial Ownership.

If you have any questions concerning the proxy statement or your investment in NCP-Six, please call our Investor Relations Department at (800) 448-0273.

                                      Sincerely,



                                      Richard I. Clark
                                      Executive Vice President/Treasurer

Enclosures